Van Kampen High Yield Fund
                          Item 77(O) 10F-3 Transactions
                      September 1, 2004 - February 28, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  MGM   9/8/0    -     $101.5 $450,00  2,850,    0.63%  0.49%   JPMorg  JPMorg
Mirage    4              0     0,000     000                     an,      an
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Citigr
                                                                 oup,
                                                                Commer
                                                                zbank
                                                                Securi
                                                                ties,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                l, SG
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 LLC.

                                                                Citigr
                                                                 oup,
                                                                JPMorg
  The   11/15    -     $99.71 $350,00  3,805,    1.09%  0.63%    an,    Citigr
Interp   /04                   0,000     000                     UBS      oup
 ublic                                                          Invest
 Group                                                           ment
  of                                                            Bank,
Compan                                                          HSBC,
  ies                                                           Morgan
                                                                Stanle
                                                                  y,
                                                                Calyon
                                                                Securi
                                                                ties,
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey